                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          WESCO FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                      LOGO

                          WESCO FINANCIAL CORPORATION
    301 EAST COLORADO BOULEVARD, SUITE 300, PASADENA, CALIFORNIA 91101-1901
                                 (626) 585-6700

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 27, 1998

     The annual meeting of shareholders of Wesco Financial Corporation ("Wesco") will be held in the Hardy Room of McCormick & Schmick's Seafood Restaurant, 111 North Los Robles Avenue, Pasadena, California, on Wednesday, May 27, 1998 at 4:00 p.m. for the following purposes:

          1. To elect seven directors to hold office until the next meeting of shareholders or until their respective successors shall have been duly elected and qualified.

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 30, 1998, at the close of business, as the record date for the determination of shareholders entitled to this notice and to vote at such annual meeting or any adjournment or adjournments thereof. A list of the shareholders as of such record date will be open to examination by any shareholder for any purpose germane to the meeting during ordinary business hours at Wesco's principal office at 301 East Colorado Boulevard, Suite 300, Pasadena, California for a period of at least ten days prior to May 27, 1998.

     All shareholders are requested to sign, date and complete the enclosed form of proxy promptly and return it in the accompanying postage-prepaid, self-addressed envelope, whether or not they expect to attend the meeting, to assure that their shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted at the meeting.

                                            By Order of the Board of Directors

                                               Margery A. Patrick
                                                   Secretary

Pasadena, California
April 6, 1998

                                   IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     Shareholders attending the annual meeting are requested to park in Wesco's multilevel garage at the southwest corner of Union Street and Euclid Avenue (adjacent to Wesco's headquarters building). Turn left into the garage off of Union (one-way, westerly). The meeting place is near the northeast corner of Union Street and Euclid Avenue; enter via the patio on Euclid.

     Requests for additional copies of this Notice and accompanying Proxy Statement should be addressed to Margery A. Patrick, Secretary, Wesco Financial Corporation, at the above address.

                                PROXY STATEMENT

                          WESCO FINANCIAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 27, 1998

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WESCO FINANCIAL CORPORATION ("Wesco") of proxies to be voted at the May 27, 1998 Annual Meeting of the Shareholders of Wesco. Wesco's principal office is located at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901, and its telephone number is (626) 585-6700. This Proxy Statement is expected to be mailed to shareholders on or about April 6, 1998, together with Wesco's combined Annual Report to Shareholders and Annual Report to the Securities and Exchange Commission on Form 10-K for the calendar year ended December 31, 1997.

                             PROXIES AND REVOCATION

     The shares represented by each properly executed, unrevoked form of proxy received in time for the meeting will be voted in accordance with the instructions contained thereon. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the meeting, and it shall be suspended if the shareholder is present at the meeting and desires to vote in person.

     Wesco intends to solicit proxies principally by the use of the mail. It will also request banks, brokerage firms and other custodians, nominees and fiduciaries to forward copies of the form of proxy and Proxy Statement to persons for whom they hold stock of Wesco and request authority for the execution of proxies. Wesco will reimburse such banks, brokerage firms, custodians, nominees and fiduciaries for their actual expenditures incurred in connection therewith at not higher than usual and customary rates; facsimile transmissions are not considered necessary, and expenditures related thereto will not be reimbursed. Officers of Wesco may solicit proxies to a limited extent by telephone, but without incremental cost to Wesco, except actual out-of-pocket communication charges, which are expected to be insignificant. Thus, the cost of soliciting proxies will be paid by Wesco.

                             ELECTION OF DIRECTORS

     At the annual meeting, the seven nominees for Director receiving the highest number of affirmative votes will be elected Wesco directors ("Directors"). The term of each Director will expire at the time of the 1999 annual meeting expected to be held in May 1999 or upon the election and qualification of his or her respective successor. Each nominee is currently a Director of Wesco. Additional information concerning the nominees is set forth on page 3.

               Name                      Principal Occupation, Business Experience During
         (Director Since)                  Past Five Years, Age, and Other Information
-----------------------------------------------------------------------------------------------
Charles T. Munger                  Mr. Munger has been Chairman of the Board and Chief
  (3-20-73)                        Executive Officer of Wesco since January 1984; prior to July
                                   1992 he was also President. He also served as Chairman of
                                   the Board and Chief Executive Officer of Mutual Savings and
                                   Loan Association ("Mutual Savings"), formerly a Wesco
                                   subsidiary, from January 1984 until October 1987, and from
                                   May 1988 through December 1993. He also has been a director of Blue Chip Stamps and its predecessor by the same name
                                   (collectively, "Blue Chip") since 1969; Blue Chip, the
                                   parent of Wesco, is engaged in the trading stamp business.
                                   Since 1978, Mr. Munger has been Vice Chairman of Berkshire
                                   Hathaway Inc. ("Berkshire"), parent of Blue Chip; Berkshire is engaged in diverse businesses, including insurance,
                                   shoes, candy, retailing, manufacturing, flight training, and newspaper and encyclopedia publishing. Mr. Munger has
                                   served, since 1977, as Chairman of the Board and a director of Daily Journal Corporation, publisher of specialty
                                   newspapers in California. Since January 1997, he has served as a director of Costco Companies, Inc., operator of a large chain of membership warehouses. Mr. Munger is 74 years of
                                   age.
Robert H. Bird                     Mr. Bird has been President of Wesco since June 1992, and
  (12-21-89)                       was also President of Mutual Savings from June 1992 through
                                   December 1993. From December 1989 to June 1992, he served as
                                   Vice Chairman of the Board of Wesco and of Mutual Savings.
                                   He has also served as President and a director of MS
                                   Property Company, another Wesco subsidiary, since its
                                   activation in October 1993. He has also served as President of Blue Chip since January 1987 and, prior thereto, served in various financial and other offices of Blue Chip after
                                   joining it in 1968. Mr. Bird has also served as a director of Blue Chip since 1978 and as a Vice President of Berkshire since 1983. Mr. Bird is 66 years of age.
Carolyn H. Carlburg                Ms. Carlburg has been the Executive Director of Community
  (5-23-91)                        Housing Services, Inc. since July 1997. Prior thereto, she was engaged in the practice of law for 20 years; during the final 16 years she was in private practice under the name
                                   Carolyn H. Carlburg & Associates, specializing in land use matters and business litigation. Ms. Carlburg is 51 years of age.
Willam T. Caspers                  Mr. Caspers has been engaged in personal investments since
  (3-18-59)                        1977. Prior to that time, he served as a Vice President of
                                   Wesco from 1960 and a Senior Vice President of Mutual
                                   Savings from 1961. He has been a director of MS Property
                                   Company since October 1993. Mr. Caspers is 75 years of age.
James N. Gamble                    Mr. Gamble has been engaged in the investment counseling
  (1-19-65)                        business since 1956, currently under the name Gamble, Jones,
                                   Morphy & Bent and previously under his own name. Mr. Gamble is 75 years of age.
Elizabeth Caspers Peters           Mrs. Peters is engaged in personal investments. Before she
  (7-18-67)                        began continuous service as a Director in 1967 she served on the Board in 1959 and 1960. She has been a director of MS
                                   Property Company since October 1993. Mrs. Peters is 72 years of age.
David K. Robinson                  Mr. Robinson is a partner, through his professional
  (3-18-59)                        corporation, in Hahn & Hahn, attorneys at law, having been associated with that firm for approximately 50 years. He is legal counsel for Wesco, and, through 1993, served in that capacity for Mutual Savings. Mr. Robinson is 79 years of
                                   age.

Mr. Caspers and Mrs. Peters are brother and sister. There are no other family relationships among Wesco's Directors and officers.

     In addition to Messrs. Munger and Bird, the executive officers of Wesco are the individuals listed below. All officers are elected to serve for one year or until their successors shall have been elected and qualified.

                                   Principal Occupation, Business Experience During
            Name                     Past Five Years, Age, and Other Information
-----------------------------------------------------------------------------------------
Jeffrey L. Jacobson          Mr. Jacobson has served as Vice President and Chief
                             Financial Officer of Wesco since 1984. He also served Mutual
                             Savings as Vice President and Chief Financial Officer from
                             1984 through 1993 and has served MS Property Company in that capacity since October 1993. He has also served in various financial and other offices of Blue Chip since joining it in
                             1977 -- currently he is Vice President and Chief Financial
                             Officer -- and has served as a Blue Chip director since
                             1987. Mr. Jacobson is 50 years of age.
Robert E. Sahm               Mr. Sahm, since 1971, has served Wesco as Vice President in charge of building management and, ultimately, all real
                             estate operations; prior thereto, he served as Building
                             Manager from 1967. He also served as Senior Vice President in charge of property development for Mutual Savings from
                             1989 through 1993 and, prior thereto, as Vice President from
                             June 1988. Since October 1993, he has also served MS
                             Property Company as Senior Vice President in charge of
                             property management, development and sales, and as a
                             director. Mr. Sahm is 70 years of age.

                     VOTING SECURITIES AND HOLDERS THEREOF

     On March 30, 1998, the record date for determination of shareholders entitled to notice of and to vote at the annual meeting, a total of 7,119,807 shares of capital stock were outstanding. All information regarding stock ownership is given as of that date. Shareholders have the right to elect Directors by cumulative voting in accordance with Wesco's Bylaws: Each share has votes equal to the number of Directors to be elected (seven), and the votes may be cast for one candidate or distributed among two or more candidates. On all other matters, each share has one vote. Votes withheld as to specific Directors on forms of proxy are treated as votes cast in determining if a quorum is present to transact business but are excluded from the votes cast in favor of such Directors. Any portion of the shares held by a broker or other party that is not voted on an omnibus proxy is neither counted in determining if a quorum is present nor treated as votes cast for any purpose.

     The persons appointed as proxies on the accompanying form of proxy have informed Wesco of their intent to distribute, in such proportion as they see fit, the votes represented by proxies (i) in favor of the election of the seven nominees named above, or (ii) in the event one or more of said nominees is unable to serve, which event is not anticipated, for the remainder of the nominees named above supplemented by any substitute nominee or nominees selected by the Board of Directors.

     Blue Chip, a wholly owned subsidiary of Berkshire, owns 5,703,087 shares (80.1%) of Wesco capital stock. Warren E. Buffett, Chairman of the Board and Chief Executive Officer of Berkshire, has sole voting power with respect to 39.6% and shared voting power with respect to 3.1% of Berkshire's common stock. Mr. Buffett may be deemed to be in control of Berkshire; and Mr. Buffett, as well as Berkshire, may be deemed to be in control of Blue Chip and Wesco. Charles T. Munger, Chairman of the Board of Wesco, is also Vice Chairman of the Board of Berkshire; he has sole voting power with respect to 1.5% of Berkshire's common stock. Mr. Munger consults with Mr. Buffett with respect to Wesco's investment decisions and major capital allocations, but Mr. Buffett has no active participation in Wesco's management, other than as a director of Wesco's wholly owned insurance subsidiary, Wesco-Financial Insurance Company ("Wes-FIC").

     Wes-FIC is headquartered in Omaha, Nebraska, where its business is administered by employees of Berkshire insurance subsidiaries. From time to time, Berkshire has offered to Wes-FIC, and Wes-FIC and Wesco have accepted, retrocessions of portions of insurance or reinsurance contracts in excess of amounts the Berkshire subsidiaries have wished to retain, under arrangements described in Wesco's 1997 Annual Report on Form 10-K. Wesco's and Wes-FIC's boards believe all such retrocessions have been entered into at terms more favorable than Wes-FIC could have obtained elsewhere, and they hope similar retrocessions will become available in the future. Also, in 1996, Berkshire agreed to the purchase of The Kansas Bankers Surety Company ("KBS") by itself or one of its subsidiaries; with the concurrence of the boards of directors of Wesco and Wes-FIC, the acquisition was completed by the latter. The businesses of Wes-FIC and KBS are administered for Wesco by Berkshire insurance subsidiaries for fees and expenses totaling about $100,000 annually.

     Berkshire's principal executive offices are located at 1440 Kiewit Plaza, Omaha, Nebraska 68131, which is also Mr. Buffett's principal address. Blue Chip's principal executive offices are located at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901.

     Blue Chip is the only company or person known to Wesco's management to own beneficially 5% or more of its outstanding capital stock. Beneficial ownership of Wesco's capital stock by Blue Chip and by all Directors and executive officers who own shares is set forth below.

                                                              Amount and Nature
                                                                of Beneficial          Percent
                            Name                                Ownership(1)           of Class
-----------------------------------------------------------------------------------------------
Blue Chip Stamps                                                  5,703,087(2)           80.1%
William T. Caspers                                                    3,650(3)           *
Elizabeth Caspers Peters                                             88,973(4)            1.2
David K. Robinson                                                       300              *
Robert E. Sahm                                                        3,150              *
All Directors and executive officers as a group                      96,073(3,4,5)        1.3

---------------
 * Less than 1%.

(1) Beneficial owner has sole voting and investment power, and economic interest, except as indicated.

(2) Voting and investment power may be deemed to be controlled by Berkshire and Warren E. Buffett by virtue of the relationships described on page 4.

(3) Includes 1,500 shares held by a trust of which Mr. Caspers is trustee and income beneficiary.

(4) Includes 16,843 shares held by a trust of which Mrs. Peters is a co-trustee with her children and income beneficiary.

(5) Does not include the 5,703,087 shares (80.1%) held by Blue Chip, of which Wesco Directors Charles T. Munger and Robert H. Bird are directors and executive officers.

                REQUIREMENTS FOR REPORTING SECURITIES OWNERSHIP

     Section 16(a) of the Securities Exchange Act of 1934 requires Wesco's executive officers and Directors, and persons who own more than ten percent of a registered class of Wesco's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Executive officers, Directors and shareholders owning more than ten percent are required by SEC regulation to furnish Wesco with copies of all such Section 16(a) reports they file.

     Based solely on its review of the copies of such Section 16(a) reports received by it, or written representations from certain persons subject to
Section 16(a) reporting that no such reports were required to be filed, Wesco believes that its executive officers, Directors, and beneficial owners of more than ten percent complied with all applicable filing requirements during 1997.

                            COMMITTEES AND MEETINGS

     Wesco has a standing Audit Committee whose members are William T. Caspers, Chairman; Carolyn H. Carlburg; James N. Gamble; and David K. Robinson. The primary functions of the Audit Committee are to review the audited financial statements and the results of the audit, and to inquire into important internal control, accounting and financial reporting matters. Wesco does not have nominating, compensation, or other committees.

     During 1997, the Board of Directors held five regularly scheduled meetings and the Audit Committee held one meeting. No Director other than Mr. Gamble attended fewer than 75 percent of the combined total number of meetings of the Board of Directors and Audit Committee (if a member thereof) held during the year.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Directors who are not officers currently receive an annual fee of $3,600, plus $300 for each special meeting which they attend. The Chairman of the Audit Committee receives an annual fee of $1,800. Additionally, he and his dependents are covered under a health and dental insurance program maintained by a wholly owned subsidiary. The cost of such company-paid coverage was $8,399 in 1997. Other members of the Audit Committee receive $300 for each meeting attended. No members of the Audit Committee are officers of the Company.

     The following table shows compensation paid by Wesco and its subsidiaries to its executive officers for the three years ended December 31, 1997.

                                                                       Annual Compensation
                     Name and Capacity                                ---------------------
                      in Which Served                         Year    Salary(1)    Bonus(2)
-------------------------------------------------------------------------------------------
Charles T. Munger -- Chairman of the Board and Chief          1997     $    --     $    --
  Executive Officer of Wesco                                  1996          --          --
                                                              1995          --          --

Robert H. Bird -- President of Wesco and MS Property Company  1997      96,000
                                                              1996      96,000          --
                                                              1995     144,000          --

Jeffrey L. Jacobson -- Vice President and Chief Financial
  Officer of                                                  1997     132,000          --
  Wesco and MS Property Company                               1996     132,000          --
                                                              1995     120,000          --

Robert E. Sahm -- Vice President of Wesco and Senior Vice     1997     144,000      12,300
  President of MS Property Company                            1996     136,800      11,700
                                                              1995     127,100      11,100

---------------
(1) Messrs. Munger, Bird and Jacobson are employees of, and compensated by, Blue Chip but spend a portion of their time on the activities of Wesco and its subsidiaries. Figures shown for Messrs. Bird and Jacobson represent amounts paid to Blue Chip by Wesco or its subsidiaries for their services. Blue Chip was not compensated by Wesco or its subsidiaries for Mr. Munger's services during the three-year period. Mr. Munger was paid a total of $100,000 by Blue Chip for each of the three years; in addition, he received directors' fees in cash or deferred phantom equity interest from certain companies in which Berkshire, Wesco and/or their subsidiaries have significant minority investments, valued as follows: 1997, $81,300; 1996, $65,000; 1995, $93,200.
    Mr. Sahm is compensated by MS Property Company.

(2) Mr. Sahm's bonus is based on a length-of-service formula applicable to all employees of MS Property Company and is equal to one month's salary.

                       REPORT ON EXECUTIVE COMPENSATION*

     Wesco's program of executive compensation is believed different from most public corporations' programs. Messrs. Munger, Bird and Jacobson are not employees of Wesco or a Wesco subsidiary, nor are they remunerated directly by Wesco or a Wesco subsidiary for their services. All three are employed by, and constitute the board of directors of, Blue Chip. Wesco and its subsidiaries reimburse Blue Chip for the services of Messrs. Bird and Jacobson based on Blue Chip's cost of their compensation, including related taxes and benefits, and an estimate of the relative time each individual devotes to the business of each company. Wesco and its subsidiaries do not reimburse Blue Chip for Mr. Munger's services.

     The Board of Directors of Wesco, at least annually, reviews and approves the compensation of, or any reimbursement to Blue Chip for, Wesco's executive officers based on the recommendation of Mr. Munger. Factors considered annually by Mr. Munger are typically subjective and include individual performance, changes in responsibility and inflation. Neither the profitability of Wesco nor the market price of Wesco's stock is considered in setting executive compensation.
---------------

* Submitted by the Wesco Board of Directors: Charles T. Munger, Robert H. Bird, Carolyn H. Carlburg, William T. Caspers, James N. Gamble, Elizabeth Caspers Peters and David K. Robinson.

             BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION

     Charles T. Munger, Chairman of the Board of Wesco, is also Chairman of the Board of Blue Chip and Vice Chairman of the Board of Berkshire. Robert H. Bird, President of Wesco, is also a director and President of Blue Chip and a Vice President of Berkshire. Jeffrey L. Jacobson, Vice President and Chief Financial Officer of Wesco, is also a director of and Chief Financial Officer of Blue Chip.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the value of $100 invested in Wesco capital stock from December 31, 1992 through December 31, 1997 with similar investments in the Standard and Poor's ("S&P") 500 Stock Index and the S&P Property-Casualty Insurance Index, assuming reinvestment of dividends.

        Measurement Period           Wesco Financial      S&P 500 Stock       S&P Property-
      (Fiscal Year Covered)               Corp.               Index         Casualty Insurance
1992                                     100.00              100.00               100.00
1993                                     157.35              110.08                98.23
1994                                     141.03              111.53               103.04
1995                                     224.65              153.45               139.51
1996                                     232.19              188.68               169.53
1997                                     374.06              251.63               246.60

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives from Deloitte & Touche, the independent public accounting firm for Wesco and its subsidiaries for the year ending December 31, 1997, are expected to be present at the May 27, 1998 annual meeting of shareholders. They will be given the opportunity to make a statement if they so desire and to respond to any appropriate questions. The Board of Directors has not yet selected the independent accounting firm for Wesco and its subsidiaries for the year ending December 31, 1998.

                           PROPOSALS OF SHAREHOLDERS

     Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the annual meeting of shareholders expected to be held in May 1999 must be received by Wesco by December 10, 1998. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail -- return receipt requested.

                                 OTHER MATTERS

     As far as Wesco is aware, there are no other matters to be brought before the May 27, 1998 annual meeting other than the election of Directors. Should any other matters come before the meeting, action will be taken thereon by the persons appointed as proxies on the accompanying form of proxy, or their substitutes, according to their discretion.

                                            By Order of the Board of Directors

                                               Margery A. Patrick
                                                   Secretary

Pasadena, California
April 6, 1998

PROXY

                          WESCO FINANCIAL CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 27, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints CHARLES T. MUNGER and MARGERY A. PATRICK, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as directed on the other side hereof, all shares of capital stock of WESCO FINANCIAL CORPORATION held of record by the undersigned on March 30, 1998 at the annual meeting of shareholders to be held in the Hardy Room of McCormick & Schmick's Seafood Restaurant, 111 North Los Robles Avenue, Pasadena, California, on Wednesday, May 27, 1998, at 4:00 p.m., or at any adjournment or adjournments thereof.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)



-------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE*



                             [WESCO PASADENA SEAL]

                          WESCO FINANCIAL CORPORATION

                                                              Please mark
                                                              your votes as
                                                              indicated in   [X]
                                                              this sample

(Continued from the other side)

1. ELECTION OF DIRECTORS until the next annual meeting of shareholders or until their respective successors shall have been duly elected and qualified.


                             WITHHOLD
                       FOR   AUTHORITY
all nominees listed    [ ]      [ ]    to vote for     Charles T. Munger, Robert H. Bird,     This proxy, when properly executed,
at the right (except                   all nominees    Carolyn H. Carlburg, William T.        will be voted in the manner directed
as marked to the                       listed at       Caspers, James N. Gamble, Elizabeth    herein by the undersigned shareholder.
contrary)                              right           Caspers Peters, David K. Robinson      IF NO DIRECTION IS MADE, THIS PROXY
                                                                                              WILL BE VOTED FOR THE ELECTION AS
                                                       INSTRUCTION: TO WITHHOLD AUTHORITY     DIRECTORS OF ALL NOMINEES LISTED
                                                       TO VOTE FOR ANY INDIVIDUAL             IN PROPOSAL 1 OR, IN THE EVENT
                                                       NOMINEE, LINE THROUGH HIS OR HER       ONE OR MORE OF SUCH NOMINEES IS
                                                       NAME ABOVE                             UNABLE TO SERVE, WHICH EVENT IS
                                                                                              NOT ANTICIPATED, ANY SUBSTITUTE
                                                                                              NOMINEES SELECTED BY THE PRESENT
                                                                                              BOARD OF DIRECTORS.


                                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.




Signature(s) ___________________________________________ Date __________________
Please sign exactly as name appears herein. If shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, an authorized officer such as the president should sign in full corporate name together with signature and title. If signing on behalf of a partnership, an authorized person should sign in full partnership name together with signature and position.
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                             YOUR VOTE IS IMPORTANT

                        AFTER SIGNING AND DATING, PLEASE
                     TEAR OFF THE TOP PORTION OF THIS SHEET
                AND RETURN IT IN THE ENCLOSED POSTPAID ENVELOPE





Shareholders attending the annual meeting are requested to park in Wesco's multilevel garage at the southwest corner of Union Street and Euclid Avenue (adjacent to Wesco's headquarters building). Turn left into the garage off of Union (one-way, westerly). The meeting place is near the northeast corner of Union Street and Euclid Avenue; enter via the patio on Euclid.